2002
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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                        SECURITTIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  April 16, 2002
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                                SPIRE CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                  Massachusetts
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)



       0-12742                                          04-2457335
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(COMMISSION FILE NUMBER)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)



One Patriots Park, Bedford, Massachusetts              01730-2396
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)



                                  781-275-6000
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




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ITEM 5.  OTHER EVENTS
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         Spire Corporation (the "Company") announced on April 16, 2002 that
Spire Biomedical, Inc., its wholly-owned subsidiary, has received 510(k) clearance from the U.S. Food and Drug Administration to market its patented Pourchez XpressO(TM) hemodialysis catheter with separated tips. Additional information is set forth in Exhibit (99) to this Current Report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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(c)    Exhibits

         99           News Release of the Company dated April 16, 2002.






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SPIRE CORPORATION
                                          (Registrant)
Date:  April 16, 2002
                                          By: /s/ Roger G. Little
                                              ----------------------------------
                                              Roger G. Little
                                              President, Chief Executive Officer
                                              and Chairman of the Board




















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                                  EXHIBIT INDEX




Exhibit                            Description                       Page Number
-------                            -----------                       -----------

 99             News Release of the Company dated April 16, 2002.         4











































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